SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2005 (October 6, 2005)

NSB HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4077 Forsyth Road, Macon, Georgia 31210

(Address of Principal Executive Offices)

(478) 745-7720

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On October 6, 2005, NSB Holdings, Inc. and Mark A. Stevens entered into an Amendment to the New Southern Bank Incentive Stock Option Award (the “Amended Award”).  Mr. Stevens had previously been granted 40,000 shares of common stock pursuant to Incentive Stock Option Awards in 2001 and 2002.  The Amended Award provides that the options shall fully vest upon his death and that the 24,000 shares granted in 2002 shall vest over five years.

Item 9.01                                             Financial Statements and Exhibits

Exhibit 10.4	New Southern Bank 2001 Stock Incentive Plan, as amended

Exhibit 10.5	Amendment to the New Southern Bank Incentive Stock Option Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NSB HOLDINGS, INC.

Date: October 7, 2005	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

10.4	New Southern Bank 2001 Stock Incentive Plan, as amended

10.5	Amendment to the New Southern Bank Incentive Stock Option Award